UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22309

Transparent Value Trust

(Exact name of registrant as specified in charter)

330 Madison Avenue, 10th Floor

New York, NY 10017

(Address of principal executive offices) (Zip code)

Armen Arus

Transparent Value Trust

330 Madison Avenue, 10th Floor

New York, NY 10017

(Name and address of agent for service)

Copy to:

Timothy W. Levin

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Registrant’s Telephone Number, including Area Code: (212) 518-5344

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 – June 30, 2015

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders.

Transparent Value Directional Allocation VI Portfolio

Semi-Annual Report
June 30, 2015

transparent value

1	SHAREHOLDER LETTER

2	MANAGER COMMENTARY

3	DISCLOSURE OF FUND EXPENSES

4	SCHEDULE OF INVESTMENTS

6	STATEMENT OF ASSETS AND LIABILITIES

7	STATEMENT OF OPERATIONS

8	STATEMENT OF CHANGES IN NET ASSETS

10	FINANCIAL HIGHLIGHTS

12	NOTES TO FINANCIAL STATEMENTS

17	ADDITIONAL INFORMATION

Shareholder Letter
June 30, 2015 (Unaudited)

Dear Shareholder,

We are pleased to provide you with information about the Transparent Value Directional Allocation VI (Variable Investment) Portfolio (“Transparent Value”) for the six-month period ended June 30, 2015.

The U.S. economy rebounded in the second quarter of 2015 after a poor first quarter, with recent positive employment, retail sales, and housing data. Data from the Bureau of Labor Statistics(1) showed a 280,000 increase in employment in May. Also in May, building permits rose 11.8%, better than the 3.5% decline forecast by economists. Among the most positive surprises was the return of the consumer, with the May retail sales report showing a 1.2% jump, which should contribute to a positive second-quarter GDP (Gross Domestic Product) growth rate. Summer retail sales are a little bumpy so far, but the likelihood that the U.S. economy will suffer a recession in the next year or two appears now to be remote.

In Europe, the immediate risk of a Greek exit has lessened, although the solution is far from clear or concrete. Global markets calmed after a tentative deal on Greece, but China may pose a bigger problem. Following a dramatic equity market selloff, Chinese leaders have implemented an aggressive set of reforms and rescue operations to halt the slide. In the near term, these measures appear to have had success, but there is still significant downside risk in the equity market and the Chinese economy.

As for developments at the Federal Reserve, we still expect the Fed to raise interest rates in September, which may cause further deterioration in prices. September is not a date set in stone, but the bottom line is that a rate hike is coming. It is worth noting that historical tightening cycles with slow and anticipated rate rises can actually result in significant risk asset rallies.

The combination of higher rate volatility, relative value opportunities, and strong U.S. economic data has allowed risk assets, including equities, high-yield bonds(2), and bank loans, to outperform less risky Treasuries and investment-grade corporate bonds(3) through June 2015. Yet, despite the fact that risky assets are leading the pack in performance, tepid year-to-date returns of less than 3% across all risk assets including equities, preferreds, bank loans, and high-yield bonds, suggest that markets may be fully priced.

Before the mid-year, there was a high level of complacency in the market and it was evidenced by stocks trading around their highs and low dispersion among analysts’ year-end predictions, which indicated a worrying lack of uncertainty. In July, after the period end, the market has faced a rocky patch, with large swings triggered by global concerns. These concerns have not completely abated, and we could see additional turbulence ahead.

We believe successful equity investing relies not on making educated guesses about a company’s future earnings but evaluating whether a company’s management can deliver the Required Business Performance to support the current stock price. Our systemic, disciplined process we believe over time leads to better outcomes for investors, which serves to keep them engaged and focused on what can be known about a company’s potential for success.

Thank you for investing with Transparent Value. We appreciate your business and look forward to serving your investment needs.

Sincerely,

Armen Arus

President

(1)

Bureau of Labor Statistics - A government agency that produces economic data that reflects the state of the U.S. economy. This data includes consumer price index, the unemployment rate and the producer price index.

(2)

A high-yield bond (non-investment-grade bond, speculative-grade bond, or junk bond) is a bond that is rated below investment grade. These bonds have a higher risk of default or other adverse credit events, but typically pay higher yields than better quality bonds in order to make them attractive to investors.

(3)

Investment-grade bond A bond is considered investment grade or IG if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. Generally they are bonds that are judged by the rating agency as likely enough to meet payment obligations that banks are allowed to invest in them.

Semi-Annual Report | June 30, 2015 (Unaudited)	1

Manager Commentary
June 30, 2015 (Unaudited)

The Transparent Value Directional Allocation VI Portfolio – Class III returned 0.00% over the six months ending June 30, 2015. This return represents underperformance of -0.50% relative to the Dow Jones U.S. Large-Cap Total Stock Market IndexSM. The greatest contribution to fund alpha for the six-month period ending June 30, 2015 came from the Financial sector while the greatest detractor to fund alpha for the six-month period ending June 30, 2015 came from the Energy sector.

SECTOR WEIGHTINGS

As a percentage of Net Assets as of

June 30, 2015

Information Technology	21.26%
Consumer Discretionary	17.36%
Financials	15.76%
Health Care	13.75%
Industrials	10.26%
Energy	8.29%
Consumer Staples	6.17%
Materials	3.21%
Utilities	1.94%
Telecommunication Services	1.18%
Other Assets in Excess of Liabilities	0.82%

Source: ALPS Fund Services, Inc.

(Fund Holdings)

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF $10,000 INVESTMENT IN THE PORTFOLIO

The chart shows how a hypothetical investment of $10,000 in the Class III net of fees and expenses from inception would have performed versus an investment in the Portfolio’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

PERFORMANCE

	1 Month	3 Month	6 Month	1 Year	Since Inception**
Transparent Value Directional Allocation VI Portfolio - Class I	-1.65%	-1.84%	-0.10%	-3.52%	1.22%
Transparent Value Directional Allocation VI Portfolio - Class II	-1.55%	-1.84%	-0.10%	-3.52%	1.22%
Transparent Value Directional Allocation VI Portfolio - Class III	-1.64%	-1.83%	0.00%	-3.33%	1.48%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.transparentvalue.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio recently commenced operations and has limited operating history. The Portfolio seeks to track a quantitative strategy index. Returns for periods less than one year are not annualized.

* The Dow Jones U.S Large-Cap Total Stock Market IndexSM is a subset of the Dow Jones U.S. Total Stock Market IndexSM, which measures all U.S. equity securities with readily available prices. It includes stocks among the largest 750 companies.

It is not possible to invest directly in an Index.

** Portfolio Inception Date: May 6, 2014

Alpha – The difference between actual return over a specified period versus the expected return of the market.

2	www.transparentvalue.com

Disclosure of Fund Expenses
June 30, 2015 (Unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder service fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2015 through June 30, 2015.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. If transactional costs were included, your costs would have been higher.

	Net Expense Ratio(a)	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expense Paid During Period January 1, 2015 to June 30, 2015(b)

Transparent Value Directional Allocation VI Portfolio
Class I
Actual	1.35%	$1,000.00	$999.00	$6.69
Hypothetical (5% return before expenses)	1.35%	$1,000.00	$1,018.10	$6.76
Class II
Actual	1.60%	$1,000.00	$999.00	$7.93
Hypothetical (5% return before expenses)	1.60%	$1,000.00	$1,016.86	$8.00
Class III
Actual	1.10%	$1,000.00	$1,000.00	$5.45
Hypothetical (5% return before expenses)	1.10%	$1,000.00	$1,019.34	$5.51

(a)	Annualized, based on the Portfolio’s most recent fiscal half year expenses.

(b)

Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

Semi-Annual Report | June 30, 2015 (Unaudited)	3

Schedule of Investments
June 30, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS 99.18%
Consumer Discretionary 17.36%
Amazon.com, Inc.(a)	147	$63,811
AMC Networks, Inc. - Class A(a)	2,612	213,792
Autoliv, Inc.	1,410	164,617
AutoNation, Inc.(a)	3,224	203,048
CarMax, Inc.(a)	1,363	90,244
Chipotle Mexican Grill, Inc.(a)	95	57,474
Comcast Corp. - Class A	2,326	139,886
Darden Restaurants, Inc.	1,293	91,907
DIRECTV(a)	711	65,974
Expedia, Inc.	1,240	135,594
Foot Locker, Inc.	1,230	82,422
The Home Depot, Inc.	690	76,680
Lear Corp.	1,464	164,349
Lennar Corp. - Class A	5,211	265,969
Michael Kors Holdings, Ltd.(a)	2,815	118,483
Norwegian Cruise Line Holdings, Ltd.(a)	1,013	56,769
The Priceline Group, Inc.(a)	86	99,018
Scripps Networks Interactive, Inc. - Class A	973	63,605
Twenty-First Century Fox, Inc. - Class A	1,767	57,507
Ulta Salon Cosmetics & Fragrance, Inc.(a)	718	110,895
The Walt Disney Co.	509	58,097
Williams-Sonoma, Inc.	1,329	109,337
Wynn Resorts, Ltd.	439	43,316

		2,532,794

Consumer Staples 6.17%
Altria Group, Inc.	1,391	68,034
Avon Products, Inc.	6,076	38,036
Church & Dwight Co., Inc.	410	33,263
Coca-Cola Enterprises, Inc.	791	34,361
Constellation Brands, Inc., Class A	419	48,612
CVS Health Corp.	700	73,416
The Estee Lauder Cos., Inc. - Class A	998	86,487
Herbalife, Ltd.(a)	2,356	129,792
Hormel Foods Corp.	1,167	65,784
Keurig Green Mountain, Inc.	491	37,625
The Kroger Co.	571	41,403
Mead Johnson Nutrition Co.	524	47,275
Monster Beverage Corp.(a)	392	52,536
Sprouts Farmers Market, Inc.(a)	1,609	43,411
Tyson Foods, Inc. - Class A	849	36,193
Whole Foods Market, Inc.	1,621	63,932

		900,160

Energy 8.29%
Anadarko Petroleum Corp.	711	55,501
Cameron International Corp.(a)	1,376	72,061
EOG Resources, Inc.	2,042	178,777
EQT Corp.	766	62,306
Kinder Morgan, Inc.	4,356	167,227
Noble Corp. PLC	3,638	55,989
Oceaneering International, Inc.	2,465	114,845
Pioneer Natural Resources Co.	477	66,155

	Shares	Value
Energy (continued)
Schlumberger, Ltd.	733	$63,177
SM Energy Co.	2,218	102,294
Valero Energy Corp.	4,336	271,433

		1,209,765

Financials 15.76%
Arch Capital Group, Ltd.(a)	1,354	90,663
Capital One Financial Corp.	1,649	145,063
CBRE Group, Inc. - Class A(a)	1,296	47,952
Cincinnati Financial Corp.	1,574	78,983
Citigroup, Inc.	743	41,043
Comerica, Inc.	1,951	100,125
Crown Castle International Corp., REIT	951	76,365
Equinix, Inc., REIT	569	144,526
First Republic Bank	688	43,365
The Goldman Sachs Group, Inc.	736	153,670
The Hartford Financial Services Group, Inc.	1,560	64,849
Huntington Bancshares, Inc.	3,309	37,425
KeyCorp	6,150	92,373
LPL Financial Holdings, Inc.	3,094	143,840
McGraw Hill Financial, Inc.	1,505	151,177
MetLife, Inc.	771	43,168
Moody’s Corp.	681	73,521
The PNC Financial Services Group, Inc.	1,097	104,928
Principal Financial Group, Inc.	1,292	66,267
Realogy Holdings Corp.(a)	1,485	69,379
Regions Financial Corp.	14,888	154,240
Reinsurance Group of America, Inc.	926	87,850
Senior Housing Properties Trust, REIT	3,276	57,494
Simon Property Group, Inc., REIT	427	73,879
T Rowe Price Group, Inc.	2,017	156,782

		2,298,927

Health Care 13.75%
AbbVie, Inc.	586	39,373
Aetna, Inc.	674	85,908
Allergan, Inc. PLC(a)	267	81,024
AmerisourceBergen Corp.	970	103,150
Amgen, Inc.	1,136	174,399
Biogen, Inc.(a)	229	92,502
Celgene Corp.(a)	314	36,341
Cerner Corp.(a)	823	56,836
The Cooper Cos., Inc.	210	37,374
Edwards Lifesciences Corp.(a)	633	90,158
Eli Lilly & Co.	491	40,994
Envision Healthcare Holdings, Inc.(a)	1,311	51,758
Gilead Sciences, Inc.	1,558	182,410
Hospira, Inc.(a)	1,650	146,372
Illumina, Inc.(a)	322	70,312
Mallinckrodt PLC(a)	592	69,690
McKesson Corp.	293	65,869
Medivation, Inc.(a)	1,287	146,975
Mettler-Toledo International, Inc.(a)	112	38,244
Quintiles Transnational Holdings, Inc.(a)	623	45,236
Sirona Dental Systems, Inc.(a)	885	88,872

4	www.transparentvalue.com

Schedule of Investments
June 30, 2015 (Unaudited)

	Shares	Value
Health Care (continued)
Tenet Healthcare Corp.(a)	893	$51,687
UnitedHealth Group, Inc.	800	97,600
Waters Corp.(a)	877	112,589

		2,005,673

Industrials 10.26%
AGCO Corp.	1,420	80,628
B/E Aerospace, Inc.	2,390	131,211
The Boeing Co.	1,252	173,678
CH Robinson Worldwide, Inc.	761	47,479
Delta Air Lines, Inc.	1,539	63,222
Fortune Brands Home & Security, Inc.	1,442	66,072
Genesee & Wyoming, Inc. - Class A(a)	1,783	135,829
Honeywell International, Inc.	1,696	172,941
Snap-on, Inc.	545	86,791
Southwest Airlines Co.	1,433	47,418
Stanley Black & Decker, Inc.	1,501	157,965
TransDigm Group, Inc.(a)	361	81,106
Trinity Industries, Inc.	2,044	54,023
United Continental Holdings, Inc.(a)	1,169	61,969
United Technologies Corp.	1,238	137,331

		1,497,663

Information Technology 21.26%
Alliance Data Systems Corp.(a)	409	119,403
Amphenol Corp. - Class A	2,613	151,475
Apple, Inc.	427	53,556
Arrow Electronics, Inc.(a)	1,608	89,726
Avnet, Inc.	919	37,780
Citrix Systems, Inc.(a)	917	64,337
Cognizant Technology Solutions Corp. - Class A(a)	2,413	147,410
eBay, Inc.(a)	1,748	105,300
F5 Networks, Inc.(a)	780	93,873
Facebook, Inc. - Class A(a)	990	84,907
FleetCor Technologies, Inc.(a)	659	102,844
Gartner, Inc.(a)	703	60,303
Global Payments, Inc.	1,158	119,795
Google, Inc. - Class C(a)	169	87,966
Intuit, Inc.	752	75,779
Juniper Networks, Inc.	2,981	77,417
Lam Research Corp.	1,818	147,894
LinkedIn Corp. - Class A(a)	895	184,934
Marvell Technology Group, Ltd.	11,395	150,243
Micron Technology, Inc.(a)	2,498	47,062
NCR Corp.(a)	1,595	48,010
QUALCOMM, Inc.	1,078	67,515
Rackspace Hosting, Inc.(a)	2,545	94,649
Red Hat, Inc.(a)	3,210	243,735
Trimble Navigation, Ltd.(a)	4,180	98,063
Vantiv, Inc. - Class A(a)	6,169	235,595
VeriSign, Inc.(a)	1,462	90,235
Visa, Inc. - Class A	2,381	159,884
Xilinx, Inc.	1,464	64,650

		3,104,340

	Shares	Value
Materials 3.21%
Alcoa, Inc.	4,639	$51,725
Avery Dennison Corp.	2,176	132,605
FMC Corp.	893	46,927
Martin Marietta Materials, Inc.	1,306	184,813
Reliance Steel & Aluminum Co.	855	51,710

		467,780

Telecommunication Services 1.18%
Level 3 Communications, Inc.(a)	785	41,346
SBA Communications Corp. - Class A(a)	447	51,392
Verizon Communications, Inc.	1,710	79,703

		172,441

Utilities 1.94%
Calpine Corp.(a)	3,038	54,654
MDU Resources Group, Inc.	2,688	52,497
NextEra Energy, Inc.	663	64,994
NRG Energy, Inc.	1,882	43,060
UGI Corp.	1,965	67,694

		282,899

TOTAL COMMON STOCKS (Cost $14,746,464)		14,472,442

Total Investments - 99.18% (Cost $14,746,464)		14,472,442

Other Assets in Excess of Liabilities - 0.82%		119,142

NET ASSETS - 100.00%		$14,591,584

(a) Non-Income Producing Security Abbreviations: Ltd. - Limited PLC - Public Limited Company REIT - Real Estate Investment Trust See Notes to Financial Statements.

Semi-Annual Report | June 30, 2015 (Unaudited)	5

Statement of Assets and Liabilities
June 30, 2015 (Unaudited)

ASSETS:
Investment securities, at cost	$14,746,464

Investment securities, at value	$14,472,442
Cash	108,694
Dividends receivable	11,679
Receivable for capital shares sold	32,365
Receivable due from Adviser	877
Other assets	846
Total Assets	14,626,903
LIABILITIES:
Accrued expenses:
Payable for administration fees	1,379
Payable for distribution and services fees	11,565
Payable for trustees’ fees	4,028
Payable for Chief Compliance Officer fees	1,058
Accrued expenses and other payables	17,289
Total Liabilities	35,319
Net Assets	$14,591,584

NET ASSETS CONSIST OF:
Paid-in capital	$14,896,274
Accumulated net investment loss	(100,134)
Accumulated net realized gain on investments	69,466
Net unrealized depreciation on investments	(274,022)
Net Assets	$14,591,584

PRICING OF CLASS I SHARES:
Net assets	$39,978
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value common stock authorized)	3,942
Net assets value, offering and redemption price per share	$10.14

PRICING OF CLASS II SHARES:
Net assets	$14,307,438
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value common stock authorized)	1,411,473
Net assets value, offering and redemption price per share	$10.14

PRICING OF CLASS III SHARES:
Net assets	$244,168
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value common stock authorized)	24,000
Net assets value, offering and redemption price per share	$10.17

See Notes to Financial Statements.

6	www.transparentvalue.com

Statement of Operations
For the Six Months Ended June 30, 2015 (Unaudited)

INVESTMENT INCOME:

Dividends	$90,801
Total Investment Income	90,801

EXPENSES:

Investment Adviser fees	66,034
Distribution and service fees:
Class I	64
Class II	34,039
Administration fees	4,176
Interest Expense	47
Custody fees	7,708
Audit and Tax fees	13,922
Legal fees	12,548
Transfer agency fees	13,779
Trustee fees	11,015
Registration fees	1,331
Insurance fees	189
Printing fees	3,196
Chief Compliance Officer fees	6,631
Other expenses	2,349
Total Expenses Before Waivers and/or Reimbursements	177,028
Less fees waived and/or reimbursed by Adviser (Note 6):
Class I	(205)
Class II	(65,049)
Class III	(1,176)
Net Expenses	110,598
Net Investment Loss	(19,797)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain investments	69,466
Net change in unrealized depreciation on investments	(69,418)
Net Realized and Unrealized Gain on Investments	48
Net Decrease in Net Assets Resulting from Operations	$(19,749)

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2015 (Unaudited)	7

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2015 (Unaudited)	For the Period May 6, 2014 (Inception) to December 31, 2014
FROM OPERATIONS:
Net investment loss	$(19,797)	$(10,954)
Net realized gain (loss) on investments	69,466	(74,164)
Net change in unrealized depreciation on investments	(69,418)	(204,604)
Net Decrease in net assets resulting from operations	(19,749)	(289,722)

FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares:
Proceeds from shares sold	902	91,602
Payments for shares redeemed	(982)	(49,106)
Net increase (decrease) in net assets from Class I capital share transactions	(80)	42,496
Class II Shares:
Proceeds from shares sold	3,318,034	13,864,497
Payments for shares redeemed	(372,269)	(2,191,623)
Net increase in net assets from Class II capital share transactions	2,945,765	11,672,874
Class III Shares:
Proceeds from shares sold	–	240,000
Net increase in net assets from Class III capital share transactions	–	240,000
Total Increase in Net Assets	2,925,936	11,665,648

NET ASSETS:
Beginning of period (Note 1)	11,665,648	–
End of period	$14,591,584	$11,665,648

Accumulated Net Investment Loss	$(100,134)	$(10,954)

See Notes to Financial Statements.

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Page Intentionally Left Blank

Financial Highlights
For a share outstanding throughout the periods presented.

Year or Period End	Net Asset Value - beginning of period	Net Investment Loss(a)	Net realized and unrealized gain on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized capital gains	Total distributions
Transparent Value Directional Allocation VI Portfolio
Class I
6/30/2015	$ 10.15	(0.00) (b)	(0.01)	(0.01)	–	–	–
12/31/2014(f)	$ 10.00	(0.03)	0.18	0.15	–	–	–
Class II
6/30/2015	$ 10.15	(0.02)	0.01	(0.01)	–	–	–
12/31/2014(f)	$ 10.00	(0.05)	0.20	0.15	–	–	–
Class III
6/30/2015	$ 10.17	0.01	(0.01)	0.00	–	–	–
12/31/2014(f)	$ 10.00	(0.02)	0.19	0.17	–	–	–

(a)	Per share numbers have been calculated using the average share method.
(b)	Less than $0.01.
(c)	Not Annualized.
(d)	Amounts include the effect of the interest expense associated with the Fund’s Line of Credit.
(e)	Annualized.
(f)	Period May 6, 2014 (Inception Date) through December 31, 2014.
(g)	Less than (0.005%)

See Notes to Financial Statements.

10	www.transparentvalue.com

Financial Highlights
For a share outstanding throughout the periods presented.

Net Asset Value End of Period	Total return	Net assets, end of period (000)	Ratio of expenses before waivers/reimbursements to average net assets	Ratio of expenses after waivers/reimbursements to average net assets	Ratio of net investment loss to average net assets	Portfolio turnover rate

$ 10.14	(0.10%) (c)	$40	2.38%(d)(e)	1.35%(d)(e)	(0.06%) (e)	94%(c)
$ 10.15	1.50% (c)	$40	7.63%(d)(e)	1.38%(d)(e)	(0.46%) (e)	206%(c)

$ 10.14	(0.10%) (c)	$14,307	2.56%(d)(e)	1.60%(d)(e)	(0.29%) (e)	94%(c)
$ 10.15	1.50% (c)	$11,382	7.96%(d)(e)	1.63%(d)(e)	(0.74%) (e)	206%(c)

$ 10.17	(0.00%) (c)(g)	$244	2.06%(d)(e)	1.10%(d)(e)	0.19% (e)	94%(c)
$ 10.17	1.70% (c)	$244	7.50%(d)(e)	1.13%(d)(e)	(0.25%) (e)	206%(c)

Semi-Annual Report | June 30, 2015 (Unaudited)	11

Notes to Financial Statements
June 30, 2015 (Unaudited)

1. ORGANIZATION

Transparent Value Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware statutory trust by an Agreement and Declaration of Trust (the “Declaration of Trust”) dated June 8, 2009. As of December 31, 2014, the Trust offered 11 registered funds (“Series”). The financial statements and financial highlights herein relate to Transparent Value Directional Allocation VI Portfolio (the “Portfolio”). The Portfolio commenced operations on May 6, 2014.

The Portfolio’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Transparent Value Directional Allocation IndexSM (the “Allocation Index” or “Index”).

The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest (“shares”) and different classes of shares of each series. The Portfolio offers Class I, Class II and Class III shares. Class I, Class II and Class III shares are sold without a sales load. Class I shares bear fees to pay for non-distribution related services provided to shareholders (“Service Fees”). Class II shares bear Service Fees as well as fees for distribution, servicing and marketing of such shares pursuant to a Distribution Plan (“12b-1 Fees”). Class III shares are offered without Service Fees or 12b-1 Fees. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses as noted and exclusive rights to vote on matters affecting only individual classes.

Shares of the Portfolio are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies, and to qualified pension and retirement plans and registered and unregistered separate accounts. Shares are not offered to the general public.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Portfolio is considered an investment company for financial reporting purposes under GAAP.

A) Net Asset Value: The net asset values (“NAVs”) of the Portfolio’s share classes (Class I, Class II and Class III) are computed based upon the value of the securities and other assets and liabilities held by the Portfolio. NAVs are determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading.

B) Investment Valuation: Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on

NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m., Eastern Time, if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not readily available or determined to not represent the fair value of a security as of the Portfolio’s pricing time, the security will be valued at fair value as determined by a valuation committee pursuant to the valuation policies approved by the Board. At June 30, 2015, none of the Portfolio’s assets were fair valued pursuant to the Board approved fair valuation policies.

C) Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Net realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

D) Use of Estimates: The financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates are appropriate; however, actual results may differ from those estimates.

E) Distributions to Shareholders: The Portfolio intends to annually distribute to shareholders all of their net income and/or capital gains. Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP.

The Portfolio recharacterizes distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or

12	www.transparentvalue.com

Notes to Financial Statements
June 30, 2015 (Unaudited)

additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Portfolio records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Schedule of Investments. These recharacterizations are reflected in the accompanying financial statements.

3. FAIR VALUE MEASUREMENTS

In accordance with GAAP, the Portfolio uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the fair value of the Portfolio’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Portfolio has the ability to access at the measurement date;

Level 2—Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3—Significant unobservable prices or inputs (including a Portfolio’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The valuation techniques used by the Portfolio to measure fair value during the period ended June 30, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Portfolio’s investments carried at fair value:

Transparent Value Directional Allocation VI Portfolio

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$14,472,442	$–	$–	$14,472,442
TOTAL	$14,472,442	$–	$–	$14,472,442

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

It is the Portfolio’s policy to recognize transfers into and out of all levels at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period.

For the period ended June 30, 2015, the Portfolio did not have any unobservable inputs (Level 3) used in determining fair value.

4. INCOME TAX

The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Portfolio has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, for federal income tax purposes and to distribute substantially all net investment income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Management has reviewed the Portfolio’s tax positions and concluded that the Portfolio has no material uncertain tax position at June 30, 2015. As of and during the period ended June 30, 2015, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio will file U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

Semi-Annual Report | June 30, 2015 (Unaudited)	13

Notes to Financial Statements
June 30, 2015 (Unaudited)

Net unrealized appreciation (depreciation) of investments based on federal tax cost as of June 30, 2015, were as follows:

Transparent Value Directional Allocation VI Portfolio

Gross appreciation on investments (excess of value over tax cost)	$542,593
Gross depreciation on investments (excess of tax cost over value)	(816,631)

Net unrealized depreciation	$(274,038)

Cost of investments for income tax purposes	$14,746,480

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales.

As of December 31, 2014, the most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Transparent Value Directional Allocation VI Portfolio

Undistributed net investment income	$–
Accumulated net realized loss	(65,741)
Net unrealized depreciation on investments	(219,200)

Total	$(284,941)

The Portfolio did not make any distributions during the fiscal year.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets under accounting principles generally accepted in the United States. Accordingly, for the period ended December 31, 2014, certain differences were reclassified as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain(Loss) on Investments	Paid-in Capital
Transparent Value Directional Allocation VI Portfolio	$10,954	$(6,173)	$(4,781)

These differences were primarily due to the differing tax treatment of net operating loss offset.

Included in the amounts reclassified was a net operating loss offset to Paid-in Capital of $4,176.

During the year ended December 31, 2014, the Transparent Value Directional Allocation VI Portfolio did not generate any capital loss carry forwards.

The Portfolio elects to defer to the period ending December 31, 2015, all post-October capital losses recognized during the period November 1, 2014 through December 31, 2014 in the amount of $65,741.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of losses is retained as short-term and/or long-term.

5. INVESTMENT TRANSACTIONS

For the period ended June 30, 2015, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government securities.

Transparent Value Directional Allocation VI Portfolio

Purchases	$15,812,338
Sales	12,797,109

6. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The investment adviser to the Portfolio is Guggenheim Partners Investment Management, LLC (the “Adviser”), and the sub-adviser is Transparent Value Advisors, LLC (the “Sub-Adviser”). The Adviser, a Delaware limited liability company formed in 2005, is a diversified financial services firm with a sophisticated array of wealth and investment management services. Guggenheim Capital, LLC is the sole owner of the Adviser through Guggenheim Manager, Inc., Guggenheim Partners, LLC and GPIM Holdings, LLC. The Sub-Adviser, a Delaware limited liability company formed in 2006, selected and developed the Portfolio’s investment strategies and analyzes the Portfolio’s performance and adherence to such strategies. The Sub-Adviser is a wholly-owned subsidiary of Transparent Value, LLC, which, in turn, is a wholly-owned subsidiary of Guggenheim Transparent Value, LLC. Guggenheim Transparent Value, LLC is a majority-owned, indirect subsidiary of Guggenheim Partners, LLC.

Investment Advisory Agreement: The Trust and the Adviser have entered into an investment advisory agreement dated March 15, 2010, as amended (the “Advisory Agreement”), with respect to the Portfolio. Under the Advisory Agreement, the Adviser serves as the investment adviser, makes investment decisions for the Portfolio, and manages the investment portfolios and business affairs of the Portfolio, subject to the supervision of, and policies established by, the Trustees of the Trust. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of the average daily net assets of the Portfolio.

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.35%, 1.60% and 1.10% of the average daily net assets of the Class I, Class II, and Class III Shares, respectively, of the Portfolio until January 31, 2016. If, at any point, Total Annual

14	www.transparentvalue.com

Notes to Financial Statements
June 30, 2015 (Unaudited)

Portfolio Operating Expenses (not including Excluded Expenses) are below the contractual caps, the Adviser is entitled to be reimbursed by the Portfolio in an amount equal to the difference between the Total Annual Portfolio Operating Expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. No reimbursement shall be paid to the Adviser with respect to the Portfolio until reported to the Board. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon no more than sixty (60) days’ nor less than thirty (30) days’ prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period. Amounts waived/or reimbursed by the Adviser are disclosed in the Statement of Operations.

As of June 30, 2015, the balances of recoupable expenses for the Portfolio were as follows:

	Expires 2017	Expires 2018
Transparent Value Directional Allocation VI Portfolio
Class I	$1,304	$205
Class II	90,082	65,049
Class III	10,300	1,176

Sub-Advisory Agreement: The Sub-Adviser and the Adviser have entered into an investment sub-advisory agreement dated March 15, 2010, as amended (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, the Sub-Adviser performs portfolio management and related services for the Portfolio and Adviser. For its services under the Sub-Advisory Agreement, the Sub-Adviser is entitled to a fee, which is calculated daily and paid monthly, by the Adviser, out of the advisory fees it receives from the Portfolio, at an annual rate of 0.95% based on the average daily net assets of the Portfolio.

Certain officers of the Portfolio are also officers and indirect owners of the Sub-Adviser.

ALPS Distributors, Inc. (the “Distributor” or “ADI”) serves as the Portfolio’s distributor. The Distributor acts as the principal underwriter for the Trust’s shares.

Distribution Plan: The Trust has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) which provides that Class II Shares of the Portfolio pay the Distributor an annual fee of up to a maximum of 0.25%, of the average daily net assets of the Class II shares. Under the Plan, the Distributor may use the fee to make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance and the provision of shareholder services.

Shareholder Servicing Plan: The Portfolio has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee equal to an annual rate of up to 0.25% of the average daily net assets of the Portfolio’s Class I and Class II Shares will be paid to other service providers. Under the Service Plan, service providers may perform, or may compensate other service providers for performing, certain shareholder and administrative services.

An employee of ADI serves as the Portfolio’s Chief Compliance Officer. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

ALPS Fund Services, Inc. serves as the Portfolio’s administrator and as the Portfolio’s transfer agent and dividend paying agent. The Bank of New York Mellon is the Portfolio’s custodian.

7. LINE OF CREDIT

The Trust had a $25,000,000 Line of Credit (the “Line”), until June 2, 2015 when the Line was increased to $50,000,000, which is uncommitted, with The Bank of New York Mellon. The Line covers the Portfolio and the other series of the Trust. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Portfolio incurs interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the higher of the federal funds rate, one-month LIBOR or an overnight Eurodollar Rate, as stated in the terms of the agreement, in effect at the time of borrowing, plus a margin. As of June 30, 2015, The Portfolio had no outstanding amount on the Line.

The allocated amount for the Portfolio is referenced in the Statements of Operations under “Interest Expense” and the effect on the expense ratio is footnoted in the Financial Highlights.

Semi-Annual Report | June 30, 2015 (Unaudited)	15

Notes to Financial Statements
June 30, 2015 (Unaudited)

8. SHARES OF BENEFICIAL INTEREST

At June 30, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with no par value per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Transactions of Shares were as follows:

Transparent Value Directional Allocation VI Portfolio

	For the Six Months Ended June 30, 2015 (Unaudited)	For the Period May 6, 2014 (Inception) to December 31, 2014

SUMMARY OF CAPITAL SHARE ACTIVITY:
Class I:
Beginning of period	3,948	–
Shares sold	88	8,830
Shares issued in reinvestment of distributions to shareholders	–	–
Shares redeemed	(94)	(4,882)

Net increase (decrease) in shares outstanding	(6)	3,948

Shares outstanding, end of period	3,942	3,948

Class II:
Beginning of period	1,120,821	–
Shares sold	327,008	1,333,301
Shares issued in reinvestment of distributions to shareholders	–	–
Shares redeemed	(36,356)	(212,480)

Net increase in shares outstanding	290,652	1,120,821

Shares outstanding, end of period	1,411,473	1,120,821

Class III:
Beginning of period	24,000	–
Shares sold	–	24,000
Shares issued in reinvestment of distributions to shareholders	–	–
Shares redeemed	–	–

Net increase in shares outstanding	–	24,000

Shares outstanding, end of period	24,000	24,000

9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Portfolio creates a presumption of control of the Portfolio, under section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2015, the following entities owned, of record or beneficially, 25% or greater of a share class of the Portfolio’s outstanding shares:

Portfolio	Class	Name	Percentage
Transparent Value Directional Allocation VI Portfolio	Class I	Lincoln National Life Insurance	87.32%
Transparent Value Directional Allocation VI Portfolio	Class II	Lincoln National Life Insurance	95.49%
Transparent Value Directional Allocation VI Portfolio	Class III	GPIM Holdings LLC	100%

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Portfolio’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims. However, since their commencement of operations, the Portfolio has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote. Further, certain of the Trust’s contracts with service providers contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is also unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

16	www.transparentvalue.com

Additional Information
June 30, 2015 (Unaudited)

1. COMPENSATION OF TRUSTEES

Each Independent Trustee is paid $50,000 per annum for their services to the Trust for attendance at regularly scheduled quarterly meetings of the Board (including any scheduled meetings of the Trust’s audit committee or nominating committee), plus an additional $1,000 and $2,500 per special meeting attended telephonically and in-person, respectively. Each Trustee is also reimbursed for any out-of-pocket and travel expenses incurred in connection with their attendance at meetings of the Board.

2. PROXY VOTING

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Portfolio’s toll-free at 1-888-727-6885 or on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov.

3. PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of positions with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC website at http://www.sec.gov. The Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. BOARD APPROVAL OF THE RENEWAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a meeting held on March 9-10, 2015, the Board unanimously approved the renewal, for an additional annual period, of the investment advisory agreement between the Trust and the Adviser (the “Advisory Agreement”), on behalf of the Portfolio. The Board also approved on behalf of the Portfolio the renewal for an additional annual period the investment sub-advisory agreement between the Sub-Adviser and the Adviser, pursuant to which the Sub-Adviser performs portfolio management and related services for the Portfolio (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”). The renewal of each of the Agreements on behalf of the Portfolio was also unanimously approved by a separate vote of the Independent Trustees.

In connection with its consideration of the Agreements, the Board, including the Independent Trustees, requested, received and evaluated materials about the Agreements and the services provided by the Advisers under the Agreements, including information about the investment advisory fee rates and related matters provided by the Advisers. The information provided by the Advisers in connection with the Board’s consideration of these matters was in addition to the detailed information about the Portfolio that the Board receives and reviews at its meetings during the course of each year, including information that relates to the Portfolio’s operations and investment performance and the services of the Advisers. In connection with its consideration, the Board reviewed detailed analyses prepared by Lipper, Inc., an independent provider of investment company data (“Lipper”), which included information comparing the investment advisory fee rates and expense ratios for the Portfolio with a group of comparable funds as selected by Lipper (the “Lipper Report”). The Board also received and reviewed various other materials that it deemed relevant to its consideration of the Agreements. At the meeting, representatives from the Advisers reviewed and commented on the information delivered to the Board and answered questions from Board members to help the Board evaluate each Adviser’s fees and other aspects of the Agreements. The Independent Trustees also consulted with the Trust’s legal counsel and their independent legal counsel, who advised them on the legal standards for consideration of the Agreements, and otherwise assisted the Independent Trustees in their deliberations. In addition, the Independent Trustees met in executive session outside the presence of the Advisers to discuss the information submitted to the Board in connection with the renewal of the Agreements.

With respect to each of the Agreements, the Board considered factors bearing on the nature, extent and quality of the services provided to the Portfolio, and the costs to the Advisers of providing those services, with a view toward making a reasonable business judgment as to whether each of the Agreements is, under all of the circumstances, in the best interests of the Trust, the Portfolio and its shareholders. In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The material factors considered by the Board and the conclusions reached were as follows:

Nature, quality, and extent of services provided by the Adviser and Sub-Adviser

The Board reviewed the services provided by the Adviser and Sub-Adviser and the qualifications and backgrounds of the persons and other personnel responsible for managing and providing services to the Portfolio. The Board also considered management’s discussion of the financial condition of the Adviser and Sub-Adviser to determine whether adequate resources were available to provide the level of service expected to be provided to the Portfolio. The Board reviewed and considered information provided by each of the Advisers regarding its management and personnel and its business activities and affiliations. Based on its review, the Board determined that the Adviser, the Sub-Adviser and their respective personnel were well-qualified to provide all required services to the Portfolio and were providing services that are of high quality, and that each firm had (or had access to) appropriate resources to continue to provide such services.

Semi-Annual Report | June 30, 2015 (Unaudited)	17

Additional Information
June 30, 2015 (Unaudited)

Performance of the Portfolio

The Board reviewed the investment performance of the Portfolio since it’s inception in May 2014. The Board considered that, although the Portfolio has underperformed its benchmark since inception, the Advisers have managed a portfolio with the same investment objective and strategy that has solid performance as compared to its peer funds since the fund’s inception. The Board determined that the Adviser and Sub-Adviser have been providing investment advisory services to the Portfolio in a manner consistent with its investment program and the Required Business Performance investment methodology of the Sub-Adviser. The Board also noted that the Sub-Adviser is implementing certain changes in the construction of the index tracked by the Portfolio which may operate to improve the performance characteristics of the Portfolio in the future. Based on the foregoing considerations, the Board determined that the investment methodology employed in managing the Portfolio was of value to the Portfolio and its shareholders.

Cost of services provided and profits realized by the Adviser, Sub-Adviser and their affiliates under the Agreements, and comparative fees

The Board considered the estimated costs to the Adviser and Sub-Adviser of providing services to the Portfolio and reviewed the investment advisory fees payable pursuant to the Agreements. In addition, the Board considered the fee arrangement between the Adviser and Sub-Adviser under which all advisory fees payable by the Portfolio to the Adviser are allocated to the Sub-Adviser. The Board also reviewed information provided in the Lipper Report regarding advisory fees and expense ratios of mutual funds in the Portfolio’s peer group and evaluated the existing advisory fee arrangements in light of this information and the factors that judicial decisions have specified as pertinent generally, taking into account the admonition in recent judicial decisions regarding relying too heavily on fee comparisons. The Board noted that the small asset base of the Portfolio contributes to its higher expense rankings compared to mutual funds in its peer group. However, it was also noted that the Portfolio’s expense ratio is within the range of similar mutual funds after considering the Advisers’ waiver of Portfolio fees and absorption of Portfolio expenses. In addition, the Board noted that the Portfolio’s advisory fee reflected the Advisers’ costs of providing services under the Agreements, including the costs of formulating and operating the proprietary Required Business Performance investment methodology that is used in managing the investment portfolio of the Portfolio. The Board reviewed information regarding the profitability of the Adviser’s and Sub-Adviser’s relationships with the Portfolio, noting that neither firm was realizing profits from its relationship with the Portfolio. Based on the foregoing considerations, the Board determined that it was satisfied that the investment advisory fee rate for the Portfolio was consistent with applicable standards and was reasonable and fair.

Economies of scale

The Board observed that economies of scale are generally realized when a mutual fund’s assets increase significantly. The Board noted that the Portfolio has not reached a size that would allow the Adviser and Sub-Adviser to realize economies of scale in the cost of providing services that could be shared with the Portfolio. The Board determined that it will continue to revisit the issue of economies of scale in connection with its consideration of future renewals of the Agreements in light of the net assets of the Portfolio and profitability margins at such times.

Ancillary benefits received by the Adviser or Sub-Adviser due to their relationships with the Portfolio

The Board considered whether any ancillary benefits accrue to the Adviser and Sub-Adviser through their relationships with the Portfolio and noted that the Advisers have represented that they have not identified any indirect benefits from their relationship with the Portfolio and that, although being associated with the Portfolio may provide a reputational benefit to the Adviser and Sub-Adviser, any such benefit is intangible and cannot reasonably be quantified.

Conclusion

After an evaluation of the factors described above, and based on its deliberations and analysis of the information provided to the Board at the meeting and during the course of the year, the Board determined that it had a reasonable basis to determine whether to approve the continuance of each of the Agreements. Based on all of the foregoing, and such other matters as the Board considered to be relevant in the exercise of their reasonable judgment, the Board, including all of the Independent Trustees, concluded that the investment advisory fees payable under each of the Agreements are fair and reasonable. Accordingly, the entire Board, including the Independent Trustees voting separately, unanimously approved the renewal of each of the Agreements on behalf of the Portfolio. In the course of their deliberations, the Trustees considered the factors described above and other factors deemed pertinent, but the Trustees did not identify any particular piece of information or factor as dispositive.

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Must be accompanied or preceded by a Prospectus. Distributor: ALPS Distributors, Inc. for the Transparent Value Mutual Funds.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management –End Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

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(b)

No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transparent Value Trust

By:	/s/ Armen Arus
Armen Arus, Principal Executive Officer

Date:	September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armen Arus
Armen Arus, Principal Executive Officer

Date:	September 4, 2015

By:	/s/ Keith D. Kemp
Keith D. Kemp, Principal Financial Officer

Date:	September 4, 2015

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